Exhibit 99.2

DTE Energy®

# Q3 2010

# Supplemental Financial Information

DTE Energy Company
Consolidated Statements of Financial Position (Unaudited)

	September 30	December 31
(in Millions)	2010	2009
ASSETS
Current Assets
Cash and cash equivalents	$84	$52
Restricted cash	56	84
Accounts receivable (less allowance for doubtful accounts of $222 and $262, respectively)
Customer	1,140	1,438
Other	97	217
Inventories
Fuel and gas	517	309
Materials and supplies	215	200
Deferred income taxes	150	167
Derivative assets	177	209
Other	305	201

	2,741	2,877

Investments
Nuclear decommissioning trust funds	890	817
Other	467	598

	1,357	1,415

Property
Property, plant and equipment	21,370	20,588
Less accumulated depreciation, depletion and amortization	(8,548)	(8,157)

	12,822	12,431

Other Assets
Goodwill	2,024	2,024
Regulatory assets	4,056	4,110
Securitized regulatory assets	767	870
Intangible assets	63	54
Notes receivable	125	113
Derivative assets	108	116
Other	203	185

	7,346	7,472

Total Assets	$24,266	$24,195

DTE Energy Company
Consolidated Statements of Financial Position (Unaudited)

	September 30	December 31
(in Millions, Except Shares)	2010	2009
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$641	$723
Accrued interest	135	114
Dividends payable	95	88
Short-term borrowings	20	327
Current portion long-term debt, including capital leases	923	671
Derivative liabilities	167	220
Other	532	502

	2,513	2,645

Long-Term Debt (net of current portion)
Mortgage bonds, notes and other	6,099	6,237
Securitization bonds	643	793
Trust preferred-linked securities	289	289
Capital lease obligations	43	51

	7,074	7,370

Other Liabilities
Deferred income taxes	2,307	2,096
Regulatory liabilities	1,378	1,337
Asset retirement obligations	1,499	1,420
Unamortized investment tax credit	78	85
Derivative liabilities	154	198
Liabilities from transportation and storage contracts	86	96
Accrued pension liability	700	881
Accrued postretirement liability	1,318	1,287
Nuclear decommissioning	147	136
Other	323	328

	7,990	7,864

Commitments and Contingencies

Equity
Common stock, without par value, 400,000,000 shares authorized, 169,117,259 and 165,400,045 shares issued and outstanding, respectively	3,422	3,257
Retained earnings	3,374	3,168
Accumulated other comprehensive loss	(150)	(147)

Total DTE Energy Company Equity	6,646	6,278
Noncontrolling interests	43	38

Total Equity	6,689	6,316

Total Liabilities and Equity	$24,266	$24,195

DTE Energy Company
Consolidated Statements of Cash Flows (Unaudited)

	Nine Months Ended
	September 30
(in Millions)	2010	2009
Operating Activities
Net income	$483	$414
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	775	738
Deferred income taxes	173	141
Other asset (gains), losses and reserves, net	5	4
Changes in assets and liabilities, exclusive of changes shown separately	73	377

Net cash from operating activities	1,509	1,674

Investing Activities
Plant and equipment expenditures — utility	(743)	(772)
Plant and equipment expenditures — non-utility	(75)	(47)
Proceeds from sale of other assets, net	28	35
Restricted cash for debt redemption	33	58
Proceeds from sale of nuclear decommissioning trust fund assets	179	237
Investment in nuclear decommissioning trust funds	(204)	(251)
Consolidation of VIEs	19	—
Investment in Millennium Pipeline Project	(49)	(15)
Other	(22)	(40)

Net cash used for investing activities	(834)	(795)

Financing Activities
Issuance of long-term debt	595	363
Redemption of long-term debt	(660)	(420)
Short-term borrowings, net	(307)	(539)
Issuance of common stock	26	27
Dividends on common stock	(265)	(260)
Other	(32)	(53)

Net cash used for financing activities	(643)	(882)

Net Increase (Decrease) in Cash and Cash Equivalents	32	(3)
Cash and Cash Equivalents at Beginning of Period	52	86

Cash and Cash Equivalents at End of Period	$84	$83

The Detroit Edison Company
Consolidated Statements of Operations (Unaudited)

	Three Months Ended		Nine Months Ended
	September 30		September 30
(in Millions)	2010	2009	2010	2009
Operating Revenues	$1,444	$1,289	$3,798	$3,515

Operating Expenses
Fuel and purchased power	484	400	1,217	1,112
Operation and maintenance	325	306	960	928
Depreciation and amortization	230	222	644	607
Taxes other than income	54	43	180	147
Asset gains, net	—	—	(1)	—

	1,093	971	3,000	2,794

Operating Income	351	318	798	721

Other (Income) and Deductions
Interest expense	83	82	241	245
Interest income	(1)	—	(1)	(1)
Other income	(10)	(12)	(27)	(29)
Other expenses	6	5	23	5

	78	75	236	220

Income Before Income Taxes	273	243	562	501

Income Tax Provision	108	94	219	195

Net Income	$165	$149	$343	$306

MICHIGAN CONSOLIDATED GAS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended		Nine Months Ended
	September 30		September 30
(in Millions)	2010	2009	2010	2009
Operating Revenues	$167	$189	$1,142	$1,237

Operating Expenses
Cost of gas	36	67	575	706
Operation and maintenance	96	94	271	326
Depreciation and amortization	20	27	68	80
Taxes other than income	11	12	42	38
Asset gains	—	—	—	(1)

	163	200	956	1,149

Operating Income (Loss)	4	(11)	186	88

Other (Income) and Deductions
Interest expense	17	19	50	51
Interest income	(2)	(2)	(6)	(6)
Other income	(2)	(1)	(5)	(6)
Other expenses	—	—	3	4

	13	16	42	43

Income (Loss) Before Income Taxes	(9)	(27)	144	45

Income Tax Provision (Benefit)	(4)	(8)	51	13

Net Income (Loss)	$(5)	$(19)	$93	$32

DTE Energy Debt/Equity Calculation
As of September 30, 2010
($ millions)

Short-term borrowings	$20
Current portion of long-term debt, including capital leases	923
Mortgage bonds, notes and other	6,099
Securitization bonds, excluding current portion	643
Capital lease obligations	43
MichCon short-term debt adjustment	120
less Securitization bonds, including current portion	(793)
50% Trust preferred-linked securities	144

Total debt	7,199

50% Trust preferred-linked securities	144

Total preferred/ other	144

Equity	6,646

Total capitalization	$13,989

Debt	51.5%
Preferred	1.0%
Common shareholders’ equity	47.5%

Total	100.0%

Sales Analysis — Q3 2010
Electric Sales — Detroit Edison Service Area (GWh)

	Q3 2010	Q3 2009	% Change
Residential	5,034	4,107	23%
Commercial	4,730	4,805	-2%
Industrial	2,357	2,562	-8%
Other	798	800	0%

	12,919	12,274	5%
Choice	1,289	337	282%

TOTAL SALES	14,208	12,611	13%

Electric Revenue — Detroit Edison Service Area ($000s)

	Q3 2010	Q3 2009	% Change
Residential	653,756	517,052	26%
Commercial	459,441	449,537	2%
Industrial	164,850	190,103	-13%
Other	49,605	44,629	11%

	1,327,652	1,201,321	11%
Choice	28,167	8,040	250%

TOTAL REVENUES	1,355,819	1,209,361	12%

Gas Sales — MichCon Service Area (MMcf)

	Q3 2010	Q3 2009	% Change
Residential	6,058	7,128	-15%
Commercial	1,491	1,825	-18%
Industrial	120	130	-8%

	7,669	9,083	-16%

End User Transportation*	27,691	23,525	18%

TOTAL SALES	35,360	32,608	8%

*	Includes choice customers
Gas Revenue — MichCon Service Area ($000s)

	Q3 2010	Q3 2009	% Change
Residential	84,929	93,945	-10%
Commercial	18,719	22,135	-15%
Industrial	1,092	1,257	-13%

	104,740	117,338	-11%

End User Transportation*	29,494	24,024	23%

TOTAL REVENUES	134,235	141,362	-5%

*	Includes choice customers
Weather
Cooling Degree Days
Detroit Edison service territory

	Q3 2010	Q3 2009	% Change
Actuals	758	421	80%
Normal	537	537

Deviation from normal	41%	-22%
Heating Degree Days
MichCon service territory

	Q3 2010	Q3 2009	% Change
Actuals	136	134	1%
Normal*	142	175

Deviation from normal	-4%	-23%

*	Normal is 15 year weather for 2010 and 30 year weather for 2009
Earnings Impact of Weather
Variance from normal weather ($millions, after-tax)

	Q3 2010	Q3 2009
MichCon	—	(1	) Normal weather Q3 2010

Sales Analysis — YTD September 30, 2010
Electric Sales — Detroit Edison Service Area (GWh)

	YTD 2010	YTD 2009	% Change
Residential	12,301	10,992	12%
Commercial	12,660	13,764	-8%
Industrial	7,438	7,584	-2%
Other	2,398	2,399	0%

	34,797	34,739	0%
Choice	3,675	998	268%

TOTAL SALES	38,472	35,737	8%

Electric Revenue — Detroit Edison Service Area ($000s)

	YTD 2010	YTD 2009	% Change
Residential	1,592,911	1,348,019	18%
Commercial	1,239,498	1,278,592	-3%
Industrial	499,546	570,333	-12%
Other	140,062	131,652	6%

	3,472,017	3,328,596	4%
Choice	78,898	27,819	184%

TOTAL REVENUES	3,550,915	3,356,415	6%

Gas Sales — MichCon Service Area (MMcf)

	YTD 2010	YTD 2009	% Change
Residential	60,460	71,387	-15%
Commercial	16,246	21,924	-26%
Industrial	449	865	-48%

	77,155	94,176	-18%

End User Transportation*	100,113	86,566	16%

TOTAL SALES	177,268	180,742	-2%

*	Includes choice customers
Gas Revenue — MichCon Service Area ($000s)

	YTD 2010	YTD 2009	% Change
Residential	693,160	740,224	-6%
Commercial	181,127	222,727	-19%
Industrial	4,477	7,524	-40%

	878,764	970,475	-9%

End User Transportation*	142,609	103,277	38%

TOTAL REVENUES	1,021,373	1,073,752	-5%

*	Includes choice customers
Weather
Cooling Degree Days
Detroit Edison service territory

	YTD 2010	YTD 2009	% Change
Actuals	1,066	575	85%
Normal	730	730

Deviation from normal	46%	-21%
Heating Degree Days
MichCon service territory

	YTD 2010	YTD 2009	% Change
Actuals	3,772	4,358	-13%
Normal*	4,197	4,346

Deviation from normal	-10%	0%

*	Normal is 15 year weather for 2010 and 30 year weather for 2009
Earnings Impact of Weather
Variance from normal weather ($millions, after-tax)

	YTD 2010	YTD 2009
MichCon	(11)	1	Milder weather reduced MichCon’s earnings by $11M YTD 2010

Detroit Edison Temperature Normal Sales Analysis —
September 30, 2010
Temperature Normal Electric Sales — Detroit Edison
Service Area (GWh)

	Q3 2010	Q3 2009	% Change
Residential	4,379	4,473	-2%
Commercial	4,524	4,902	-8%
Industrial	2,337	2,573	-9%
Other	798	800	0%

	12,038	12,748	-6%
Choice	1,245	343	263%

TOTAL SALES	13,282	13,091	1%

Temperature Normal Electric Sales — Detroit Edison
Service Area (GWh)

	YTD 2010	YTD 2009	% Change
Residential	11,531	11,526	0%
Commercial	12,382	13,922	-11%
Industrial	7,408	7,620	-3%
Other	2,398	2,399	0%

	33,718	35,467	-5%
Choice	3,614	1,008	259%

TOTAL SALES	37,332	36,475	2%

Temperature Normal Electric Sales — Detroit Edison
Service Area (Includes Electric Choice) (GWh)

	Q3 2010	Q3 2009	% Change
Residential	4,379	4,473	-2%
Commercial	5,407	5,211	4%
Industrial	2,698	2,608	3%
Other	798	800	0%

TOTAL SALES	13,282	13,091	1%

Temperature Normal Electric Sales — Detroit Edison
Service Area (Includes Electric Choice) (GWh)

	YTD 2010	YTD 2009	% Change
Residential	11,531	11,527	0%
Commercial	14,743	15,001	-2%
Industrial	8,660	7,548	15%
Other	2,398	2,399	0%

TOTAL SALES	37,332	36,475	2%